Exhibit 99.1

Flag Ship Acquisition Corporation Enters into Letter of Intent with Bluechip & Co. Holdings

NEW YORK, May 8, 2026 (GLOBE NEWSWIRE) – Flag Ship Acquisition Corporation (the “Company”) (NASDAQ: FSHP), a special purpose acquisition company, today announced that it has entered into a binding letter of intent (“LOI”) with Bluechip & Co. Holdings (“Bluechip”) in connection with a proposed business combination. The letter of intent includes binding provisions regarding exclusivity and other related transaction provisions governing the parties’ negotiations during the proposed transaction process. The proposed transaction remains subject to due diligence, negotiation and execution of definitive agreements, satisfaction of customary closing conditions, and approval by the boards and shareholders of the relevant parties.

The proposed transaction contemplates that the Company or a successor public company will acquire 100% of the equity interests of Bluechip through a share exchange, merger, consolidation or otherwise. The final structure for the transaction will be evaluated and mutually agreed by the parties. Based on preliminary discussions, Bluechip’s implied equity valuation is expected to range between $300 million and $400 million. The LOI provides for an exclusive negotiation period, during which the Company will conduct comprehensive due diligence on Bluechip and the parties will negotiate the terms of a definitive merger agreement. The parties have agreed to a ninety (90) day period of mutual exclusivity, which may be extended under certain conditions as specified in the LOI.

Bluechip operates a cross-border financial services platform primarily focused on insurance-related customer acquisition, financial education, and referral services, complemented by advisory services related to U.S. capital markets transactions. Its platform is designed to connect individual clients with international insurance solutions while providing corporate clients and investors with access to U.S. capital markets opportunities across multiple jurisdictions. Bluechip’s operations are currently organized into two primary business lines: (i) cross-border insurance-related services, which represent its principal source of revenue, and (ii) U.S. capital markets advisory services.

Matthew Chen, Chairman of Flag Ship Acquisition Corporation, commented: “We are pleased to enter into this binding letter of intent with Bluechip, a platform that we believe is well-positioned in the growing cross-border financial services market. We look forward to working closely with Bluechip’s management team as we advance our due diligence and negotiate a definitive agreement.”

Ming Zhang, Chairman and Founder of Bluechip & Co. Holdings, added: “This transaction represents an exciting opportunity to accelerate our growth and expand our access to global capital markets. We believe that partnering with Flag Ship will enhance our ability to serve clients across jurisdictions and strengthen our position in both insurance-related services and capital markets advisory services.”

About Flag Ship Acquisition Corporation

Flag Ship is a blank check company, also commonly referred to as a Special Purpose Acquisition Company, or SPAC, formed for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation, purchasing all or substantially all of the assets of, entering into contractual arrangements, or engaging in any other similar business combination with one or more businesses or entities. Flag Ship’s efforts to identify a target business have not been limited to a particular industry or geographic region. Flag Ship is sponsored by Whale Management Corporation, a BVI business company with limited liability.

About Bluechip & Co. Holdings

Bluechip is an exempt company incorporated in Cayman Islands. Through its subsidiaries in Hong Kong, it operates a cross-border financial services platform primarily focused on insurance-related customer acquisition, financial education, and referral services, complemented by advisory services related to U.S. capital markets transactions.

Definitive Documentation

The parties will announce additional details regarding the proposed transaction if and when a definitive agreement is executed. No assurances can be provided as to the entry into or timing of any definitive agreement or the consummation of any transaction. Any transaction would be subject to the completion of satisfactory due diligence, the negotiation of a definitive agreement and related ancillary agreements providing for the proposed acquisition, satisfaction of the conditions negotiated therein, board and shareholder approvals, regulatory approvals and other customary conditions.

Additional Information and Where to Find It

If a definitive agreement is entered into in connection with the proposed transaction, the Company or a newly formed holding company will prepare and file a proxy statement/prospectus with the U.S. Securities and Exchange Commission (the “SEC”). The Company urges investors and securityholders to read the proxy statement/prospectus and other documents filed with the SEC when they become available, as they will contain important information regarding the proposed acquisition. The proxy statement/prospectus will be distributed to the Company’s public shareholders in connection with the Company’s solicitation of proxies for the vote by its shareholders with respect to the proposed transaction and other matters as will described therein. All SEC filings will be available free of charge at www.sec.gov.

No Offer or Solicitation

This release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of any business combination. This release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

The Company, Bluechip, and their respective directors and executive officers may be deemed participants under SEC rules in the solicitation of proxies in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is available in the Company’s SEC filings. Additional details regarding the interests of persons involved in the proposed acquisition will be included in the proxy statement/prospectus when it becomes available.

Forward Looking Statements

This press release includes certain “forward-looking” statements, as that term is defined under the federal securities laws, regarding the Company and Bluechip. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. The expectations, estimates, and projections of the businesses of the Company and Bluechip may differ from their actual results, and accordingly, you should not rely on these forward-looking statements as predictions of future events. These forward-looking statements generally are identified by the words or phrases such as “aspire,” “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “will be,” “will continue,” “will likely result,” “could,” “should,” “believe(s),” “predicts,” “potential,” “continue,” “future,” “opportunity,” seek,” “intend,” “strategy,” or the negative version of those words or phrases or similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, expectations with respect to the execution and delivery of a definitive agreement with respect to the proposed transaction, future performance and anticipated financial impacts of the proposed transaction, the satisfaction of the closing conditions to, and the timing of, the completion of the proposed transaction. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Many of these factors are outside of the control of the Company and Bluechip and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the negotiations and any subsequent definitive agreements with respect to the proposed transaction, and the possibility that the terms and conditions set forth in any definitive agreements with respect to the proposed transaction may differ materially from the terms and conditions set forth in the letter of intent; (2) the outcome of any legal proceedings that may be instituted against the parties following the announcement of the proposed transaction and any definitive agreements with respect thereto; (3) the inability to complete the proposed transaction, including due to failure to obtain approval of the shareholders of the Company or Bluechip or other conditions to closing; (4) the inability to obtain or maintain the listing of the Company’s securities on the Nasdaq Stock Market LLC, or another national securities exchange following the proposed transaction; (5) the risk that the proposed transaction disrupts current plans and operations as a result of the announcement and consummation of the proposed transaction; (6) the ability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition, the ability of Bluechip to grow and manage growth profitably and retain its key employees; (7) costs related to the proposed transaction; (8) changes in applicable laws or regulations; (9) risks related to Bluechip’s business, competition within the industry, potential delays or cost overruns in capital expenditures, compliance with regulatory requirements, economic and market conditions, and political or geopolitical developments; and (10) other risks and uncertainties included in documents filed or to be filed with the SEC by the Company and Bluechip. The foregoing list of factors is not exclusive.

You should not place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date hereof, and, except as required by law, the Company assumes no obligation and does not intend to update any forward-looking statement to reflect events or circumstances after the date hereof. Past performance by the Company and Bluechip is not a guarantee of future performance. Therefore, you should not place undue reliance on the historical record of the performance of the Company and Bluechip as indicative of future performance of an investment or the returns that the Company or Bluechip will, or are likely to, generate going forward.

For further information, please contact:
Matthew Chen | Chief Executive Officer
Phone: (212) 884-2667
Email: mchen@flagshipac.com

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